ODYSSEY OIL & GAS, INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANNES-OXLEY ACT OF 2002

In connection with the quarterly report of Odyssey Oil & Gas, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2006 (the "Report"), I, Arthur Johnson, Principal Executive Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Arthur Johnson
---------------------------------------- Arthur Johnson Principal Executive Officer,President, Chief Financial Officer and Principal Accounting Officer March 30 , 2007